Supplement dated May 30, 2025
to the following statutory prospectus(es):
America's Horizon Annuity, BOA All American Annuity and M&T All American dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Effective June 20, 2025 Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II will reopen and will be made available to all policy owners.
PROS-1004